SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) October 16, 2007

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4c))

Form 8-K

Item 2.02 Results of operation and financial condition.

AMERISERV FINANCIAL Inc. (the "Registrant") announced third quarter and first nine months results as of September 30, 2007.  For a more detailed description of the announcement see the press release attached as Exhibit #99.1.

Exhibits

--------

Exhibit 99.1

Press release dated October 16, 2007, announcing the third quarter and first nine months results as of September 30, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Senior Vice President

& CFO

Date: October 16, 2007

Exhibit 99.1

AMERISERV FINANCIAL REPORTS INCREASED EARNINGS FOR THE THIRD QUARTER AND FIRST NINE MONTHS OF 2007

JOHNSTOWN, PA – AmeriServ Financial, Inc. (NASDAQ: ASRV) reported third quarter 2007 net income of $874,000 or $0.04 per diluted share.  This represents an increase of $231,000 or 35.9% over the third quarter 2006 net income of $643,000 or $0.03 per diluted share.  For the nine month period ended September 30, 2007, the Company has earned $2.1 million or $0.10 per diluted share.  This represents an increase of $359,000 or 20.5% when compared to net income of $1.8 million or $0.08 per diluted share for the first nine months of 2006.  The following table highlights the Company’s financial performance for both the three and nine month periods ended September 30, 2007 and 2006:

	Third Quarter 2007	Third Quarter 2006	Nine Months Ended September 30, 2007	Nine Months Ended September 30, 2006

Net income	$874,000	$643,000	$2,110,000	$1,751,000
Diluted earnings per share	$ 0.04	$ 0.03	$ 0.10	$ 0.08

At September 30, 2007, ASRV had total assets of $898 million and shareholders’ equity of $88.5 million or a book value of $3.99 per share.  The Company’s asset leverage ratio remained strong at 10.44% at September 30, 2007.

 Allan R. Dennison, President and Chief Executive Officer, commented on the 2007 results, “Our focus on executing our strategic plan has caused AmeriServ Financial to report improved financial performance for both the third quarter and first nine months of 2007.  We are better leveraging our expense base to generate increased non-interest revenue as evidenced by the successful acquisition of West Chester Capital Advisors earlier in 2007.  Continued solid growth in both loans and deposits has caused our net interest income to increase for three consecutive quarters in 2007 after bottoming in the fourth quarter of 2006.  Our asset quality continues to be sound as non-performing assets amounted to only 0.39% of total loans and our loan loss reserve provided 289% coverage of non-performing assets at September 30, 2007. The recent turmoil in the financial markets that led to a reduction in interest rates positions AmeriServ Financial for further net interest income improvement in the fourth quarter.”

The Company’s net interest income in the third quarter of 2007 decreased by $77,000 from the prior year’s third quarter and for the first nine months of 2007 decreased by $592,000 when compared to the first nine months of 2006.  The Company’s net interest margin is also down by six and 14 basis points, respectively for the quarter and nine month periods ended September 30, 2007.  The decline in both net interest income and net interest margin resulted from the Company’s cost of funds increasing at a faster pace than the earning asset yield.  This resulted from deposit customer preference for higher yielding certificates of deposit and money market accounts due to the inverted/flat yield curve with short-term interest rates exceeding intermediate to longer term rates for the majority of the past 18 months.  As mentioned earlier, on a quarterly basis the Company’s net interest margin has shown improvement and stability in 2007 increasing from 2.97% in the first quarter to 3.00% in the third quarter.  This helped to reverse a trend of four consecutive quarters of net interest income and margin contraction experienced in 2006 where the margin declined from 3.20% to a low of 2.93% in the fourth quarter.  The recent Federal Reserve reduction in short-term interest rates and the return to a more positively sloped yield curve positions the Company well for net interest income and margin expansion in the fourth quarter of 2007.

As a result of execution of our community bank focused strategic plan, the Company did have increased loans and deposits on our balance sheet in 2007.  Since year-end 2006, total loans have grown by $40 million or 6.8% to $629.6 million while total deposits have increased by $22 million or 3.0% to $763.8 million.  The loan growth was most evident in the commercial loan portfolio with particularly strong performance during the third quarter of 2007.  The deposit growth was caused by increased certificates of deposit as customers have demonstrated a preference for this product due to higher short-term interest rates.

The Company recorded a $150,000 provision for loan losses in the third quarter of 2007 compared to no loan loss provision in the third quarter of 2006.  For the nine month period ended September 30, 2007, the provision for loan losses also amounted to $150,000 compared to a negative loan loss provision of $50,000 realized for the same period in 2006.  The Company did experience higher net charge-offs in the third quarter of 2007 due almost entirely to the $875,000 complete charge-off of a commercial loan that resulted from fraud committed by the borrower.  This caused net charge-offs to average loans to total 0.61% in the third quarter of 2007 compared to 0.39% in the third quarter of 2006.  For the nine month period ended September 30, 2007, net charge-offs have amounted to $1.1 million or 0.25% of total loans compared to net charge-offs of $791,000 or 0.19% of total loans for the same nine month period in 2006.  Non-performing assets totaled $2.5 million or only 0.39% of total loans at September 30, 2007.  This compares favorably to non-performing assets of $3.0 million or 0.51% of total loans at September 30, 2006.  The allowance for loan losses provided 289% coverage of non-performing assets at September 30, 2007 compared to 353% coverage at December 31, 2006, and 279% coverage at September 30, 2006.  The allowance for loan losses as a percentage of total loans amounted to 1.13% at September 30, 2007.  Note also that the Company has no exposure to sub-prime mortgage loans in either the loan or investment portfolios.

The Company’s non-interest income in the third quarter of 2007 increased by $775,000 from the prior year’s third quarter and for the first nine months of 2007 increased by $1.1 million when compared to the first nine months of 2006.  The increase for both periods was due in part to the West Chester Capital Advisors acquisition which closed in early March of 2007.  This accretive acquisition provided $275,000 of investment advisory fees in the third quarter of 2007 and $706,000 of fees for the nine month period ended September 30, 2007.  Trust fees also increased by $74,000 for the third quarter 2007 and by $155,000 or 3.2% for the first nine months of 2007 due to continued successful new business development efforts and an increased value for trust assets.  The fair market value of trust assets totaled $1.85 billion at September 30, 2007.  The Company also realized an increase on gains realized on residential mortgage loan sales into the secondary market that amounted to $90,000 for the third quarter of 2007 and $151,000 for the first nine months of 2007.  These increases reflect greater residential mortgage production from the Company’s primary market as this has been an area of emphasis in the strategic plan.  Finally, other income increased by $259,000 in the third quarter and $51,000 for the first nine months of 2007 due in part to a $69,000 gain realized on the sale of a closed branch facility and a $120,000 gain realized on the sale of equipment obtained from a lease financing arrangement.  The Company also benefited from increased fees associated with the higher residential mortgage loan production.

Total non-interest expense in the third quarter of 2007 increased by $209,000 from the prior year’s third quarter but for the first nine months of 2007 declined by $231,000 when compared to the first nine months of 2006. The largest factor responsible for the quarterly increase was the inclusion of $233,000 of non-interest expenses from West Chester Capital Advisors; the largest component of which was reflected in salaries and employee benefits.  West Chester Capital Advisors has contributed $568,000 in non-interest expenses for the nine month period ended September 30, 2007.  The overall reduction in expenses for the nine month period reflects the Company’s continuing focus on containing and reducing non-interest expenses.  The largest expense reductions were experienced in equipment expense ($223,000), professional fees ($118,000), other expenses ($466,000) and FDIC deposit insurance expense (103,000).

This news release may contain forward-looking statements that involve risks and uncertainties, as defined in the Private Securities Litigation Reform Act of 1995, including the risks detailed in the Company's Annual Report and Form 10-K to the Securities and Exchange Commission.  Actual results may differ materially.

Nasdaq: ASRV

SUPPLEMENTAL FINANCIAL PERFORMANCE DATA

October 16, 2007

(In thousands, except per share and ratio data)

(All quarterly and 2007 data unaudited)

2007

	1QTR	2QTR	3QTR	YEAR
				TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$428	$808	$874	$2,110

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.20%	0.37%	0.39%	0.32%
Return on average equity	2.05	3.79	4.00	3.30
Net interest margin	2.97	3.01	3.00	3.00
Net charge-offs as a percentage of average loans	0.06	0.07	0.61	0.25
Loan loss provision as a percentage of average loans	-	-	0.10	0.03
Efficiency ratio	94.16	88.52	87.15	89.84

PER COMMON SHARE:
Net income:
Basic	$0.02	$0.04	$0.04	$0.10
Average number of common shares outstanding	22,159	22,164	22,175	22,166
Diluted	0.02	0.04	0.04	0.10
Average number of common shares outstanding	22,166	22,171	22,177	22,170

2006

	1QTR	2QTR	3QTR	YEAR
				TO DATE
PERFORMANCE DATA FOR THE PERIOD:
Net income	$540	$568	$643	$1,751

PERFORMANCE PERCENTAGES (annualized):
Return on average assets	0.25%	0.26%	0.29%	0.27%
Return on average equity	2.59	2.71	3.00	2.77
Net interest margin	3.20	3.16	3.06	3.14
Net charge-offs as a percentage of average loans	0.09	0.07	0.39	0.19
Loan loss provision as a percentage of average loans	-	(0.04)	-	(0.01)
Efficiency ratio	92.68	92.08	91.38	92.05

PER COMMON SHARE:
Net income:
Basic	$0.02	$0.03	$0.03	$0.08
Average number of common shares outstanding	22,119	22,143	22,148	22,137
Diluted	0.02	0.03	0.03	0.08
Average number of common shares outstanding	22,127	22,153	22,156	22,145

AMERISERV FINANCIAL, INC.

(In thousands, except per share, statistical, and ratio data)

(All quarterly and 2007 data unaudited)

2007

	1QTR	2QTR	3QTR
PERFORMANCE DATA AT PERIOD END
Assets	$891,559	$876,160	$897,940
Investment securities	185,338	174,508	170,765
Loans	603,834	604,639	629,564
Allowance for loan losses	8,010	7,911	7,119
Goodwill and core deposit intangibles	15,119	14,903	14,687
Deposits	768,947	762,902	763,771
FHLB borrowings	15,170	4,258	23,482
Stockholders’ equity	85,693	86,226	88,517
Trust assets – fair market value (B)	1,828,475	1,872,366	1,846,240
Non-performing assets	2,706	2,825	2,463
Asset leverage ratio	10.23%	10.36%	10.44%
PER COMMON SHARE:
Book value (A)	$3.87	$3.89	$3.99
Market value	4.79	4.40	3.33
Market price to book value	123.88%	113.12%	83.44%

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	375	376	358
Branch locations	21	21	20
Common shares outstanding	22,161,445	22,167,235	22,180,650

2006

	1QTR	2QTR	3QTR	4QTR
PERFORMANCE DATA AT PERIOD END
Assets	$876,393	$887,608	$882,837	$895,992
Investment securities	223,658	210,230	209,046	204,344
Loans	548,466	573,884	580,560	589,435
Allowance for loan losses	9,026	8,874	8,302	8,092
Goodwill and core deposit intangibles	12,031	11,815	11,599	11,382
Deposits	727,987	740,979	743,687	741,755
FHLB borrowings	45,223	43,031	31,949	50,037
Stockholders’ equity	84,336	84,231	86,788	84,684
Trust assets – fair market value (B)	1,669,525	1,679,634	1,702,210	1,778,652
Non-performing assets	4,193	4,625	2,978	2,292
Asset leverage ratio	10.36%	10.54%	10.52%	10.54%
PER COMMON SHARE:
Book value	$3.81	$3.80	$3.92	$3.82
Market value	5.00	4.91	4.43	4.93
Market price to book value	131.26%	129.09%	113.07%	128.98%

STATISTICAL DATA AT PERIOD END:
Full-time equivalent employees	375	367	364	369
Branch locations	22	22	21	21
Common shares outstanding	22,140,172	22,145,639	22,150,767	22,156,094

    NOTES:

        (A) Other comprehensive income had a negative impact of $0.22 on book value per share at September 30, 2007.

        (B)  Not recognized on the balance sheet.

AMERISERV FINANCIAL, INC.

CONSOLIDATED STATEMENT OF INCOME

(In thousands)

(All quarterly and 2007 data unaudited)

2007

				YEAR
INTEREST INCOME	1QTR	2QTR	3QTR	TO DATE
Interest and fees on loans	$10,061	$10,303	$10,591	$30,955
Total investment portfolio	2,114	2,005	1,863	5,982
Total Interest Income	12,175	12,308	12,454	36,937

INTEREST EXPENSE
Deposits	5,699	5,931	5,994	17,624
All borrowings	521	364	438	1,323
Total Interest Expense	6,220	6,295	6,432	18,947

NET INTEREST INCOME	5,955	6,013	6,022	17,990
Provision for loan losses	-	-	150	150
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	5,955	6,013	5,872	17,840

NON-INTEREST INCOME
Trust fees	1,704	1,689	1,677	5,070
Net realized gains on loans held for sale	25	79	116	220
Service charges on deposit accounts	585	636	671	1,892
Investment advisory fees	102	329	275	706
Bank owned life insurance	258	265	479	1,002
Other income	559	594	804	1,957
Total Non-interest Income	3,233	3,592	4,022	10,847

NON-INTEREST EXPENSE
Salaries and employee benefits	4,885	4,930	4,813	14,628
Net occupancy expense	664	615	618	1,897
Equipment expense	546	564	466	1,576
Professional fees	695	818	814	2,327
FDIC deposit insurance expense	22	22	22	66
Amortization of core deposit intangibles	216	216	216	648
Other expenses	1,645	1,357	1,824	4,826
Total Non-interest Expense	8,673	8,522	8,773	25,968

PRETAX INCOME	515	1,083	1,121	2,719
Income tax expense	87	275	247	609
NET INCOME	$428	$808	$874	$2,110

2006

				YEAR
INTEREST INCOME	1QTR	2QTR	3QTR	TO DATE
Interest and fees on loans	$8,900	$9,155	$9,677	$27,732
Total investment portfolio	2,279	2,259	2,218	6,756
Total Interest Income	11,179	11,414	11,895	34,488

INTEREST EXPENSE
Deposits	4,026	4,563	5,143	13,732
All borrowings	861	660	653	2,174
Total Interest Expense	4,887	5,223	5,796	15,906

NET INTEREST INCOME	6,292	6,191	6,099	18,582
Provision for loan losses	-	(50)	-	(50)
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,292	6,241	6,099	18,632

NON-INTEREST INCOME
Trust fees	1,641	1,671	1,603	4,915
Net realized gains on loans held for sale	23	20	26	69
Service charges on deposit accounts	627	651	645	1,923
Bank owned life insurance	256	260	428	944
Other income	695	666	545	1,906
Total Non-interest Income	3,242	3,268	3,247	9,757

NON-INTEREST EXPENSE
Salaries and employee benefits	4,815	4,612	4,600	14,027
Net occupancy expense	655	591	573	1,819
Equipment expense	639	631	529	1,799
Professional fees	795	859	791	2,445
FDIC deposit insurance expense	73	74	22	169
Amortization of core deposit intangibles	216	216	216	648
Other expenses	1,665	1,794	1,833	5,292
Total Non-interest Expense	8,858	8,777	8,564	26,199

PRETAX INCOME	676	732	782	2,190
Income tax expense	136	164	139	439
NET INCOME	$540	$568	$643	$1,751

AMERISERV FINANCIAL, INC.

Nasdaq: ASRV

Average Balance Sheet Data (In thousands)

(All quarterly and 2007 data unaudited)

    Note:  2006 data appears before 2007.

2006

2007

		NINE		NINE
	3QTR	MONTHS	3QTR	MONTHS
Interest earning assets:
Loans and loans held for sale, net of unearned income	$572,077	$558,176	$612,424	$601,592
Deposits with banks	698	669	616	525
Federal funds	-	-	2,249	3,009
Total investment securities	215,759	225,066	176,474	187,398

Total interest earning assets	788,534	783,911	791,763	792,524

Non-interest earning assets:
Cash and due from banks	19,146	18,975	18,673	17,734
Premises and equipment	8,088	8,337	8,607	8,722
Other assets	68,653	69,226	71,506	69,550
Allowance for loan losses	(8,739)	(8,922)	(7,808)	(7,947)

Total assets	$875,682	$871,527	$882,741	$880,583

Interest bearing liabilities:
Interest bearing deposits:
Interest bearing demand	$58,551	$57,329	$55,151	$56,559
Savings	80,663	84,235	71,503	73,112
Money market	169,022	171,525	173,844	182,215
Other time	330,900	313,598	353,331	344,153
Total interest bearing deposits	639,136	626,687	653,829	656,039
Borrowings:
Federal funds purchased, securities sold under agreements to repurchase, and other short-term borrowings	26,128	34,459	6,760	8,441
Advanced from Federal Home Loan Bank	962	972	5,499	3,607
Guaranteed junior subordinated deferrable interest debentures	13,085	13,085	13,085	13,085
Total interest bearing liabilities	679,311	675,203	679,173	681,172

Non-interest bearing liabilities:
Demand deposits	104,361	105,292	106,055	104,336
Other liabilities	7,059	6,584	10,768	9,477
Stockholders’ equity	84,951	84,448	86,745	85,598
Total liabilities and stockholders’ equity	$875,682	$871,527	$882,741	$880,583